UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 17, 2018

ENBRIDGE ENERGY PARTNERS, L.P.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-10934	39-1715850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 Westheimer Court

Houston, Texas 77056

(Address of Principal Executive Offices) (Zip Code)

(713) 627-5400

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 17, 2018, Enbridge Energy Partners, L.P. (“EEP”) held a special meeting of its unitholders (the “EEP Special Meeting”) to consider and vote on the proposals described below. At the close of business on November 5, 2018, the record date for the EEP Special Meeting, there were 451,068,677 EEP units (including 148,291,816 EEP units owned by Enbridge and its affiliates) outstanding and entitled to vote at the EEP Special Meeting. Holders of 359,169,887 outstanding EEP units, representing a like number of votes, were present at the EEP Special Meeting, either in person or by proxy, which number constituted a quorum.

At the EEP Special Meeting, the EEP unitholders considered and voted upon the following proposals (as described in detail in EEP’s definitive proxy statement filed with the Securities and Exchange Commission on November 9, 2018):

•

Proposal 1: to approve the Agreement and Plan of Merger (the “Merger Agreement”), dated as of September 17, 2018, by and among EEP, Enbridge Energy Company, Inc., Enbridge Energy Management, L.L.C. (“EEQ”), Enbridge Inc. (“Enbridge”), Enbridge (U.S.) Inc., Winter Acquisition Sub II, LLC and, solely for the purposes of Article I, Article II and Article XI therein, Enbridge US Holdings Inc. (the “Merger Proposal”).

•

Proposal 2: to approve the adjournment of the EEP Special Meeting from time to time, if necessary to solicit additional proxies if there are not sufficient votes to approve the Merger Agreement at the time of the EEP Special Meeting (the “Adjournment Proposal”).

Approval of Proposal 1 required: (1) the affirmative vote of the holders of at least 66 2/3% of the outstanding EEP units (other than EEP Class F units) (“Unitholder Approval”) and (2) the affirmative vote of the holders of a majority of the outstanding EEP Class A common units (other than EEP Class A common units held by Enbridge and its affiliates) and the outstanding EEP i-units (other than EEP i-units voted at the direction of Enbridge and its affiliates), voting together as a single class (“Minority Approval”). Approval of Proposal 2 only required Unitholder Approval. A summary of the voting results for each such proposal is set forth below:

Proposal 1: Approval of the Merger Proposal

A tally of the votes for the Unitholder Approval is as follows:

Votes Approving	Votes Disapproving	Votes Abstaining
303,216,571	37,762,718	18,190,598

A tally of the votes for the Minority Approval is as follows:

Votes Approving	Votes Disapproving	Votes Abstaining
154,924,755	37,762,718	18,190,598

Proposal 2: Approval of the Adjournment Proposal

A tally of the votes for the Unitholder Approval is as follows:

Votes Approving	Votes Disapproving	Votes Abstaining
302,804,986	37,966,420	18,398,481

ITEM 8.01	Other Events.

On December 17, 2018, EEP and EEQ issued a joint press release announcing the results of the EEP Special Meeting and a special meeting of the EEQ shareholders related to the proposed merger of EEQ with a wholly owned subsidiary of Enbridge. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Joint Press Release of Enbridge Energy Partners, L.P. and Enbridge Energy Management, L.L.C., dated as of December 17, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENBRIDGE ENERGY PARTNERS, L.P. (Registrant)

	By:	Enbridge Energy Management, L.L.C.
as delegate of Enbridge Energy Company, Inc., its General Partner

Date: December 18, 2018	By:	/s/ Allen C. Capps
Allen C. Capps Controller (Duly Authorized Officer)